 Virtus Rampart Sector Trend Fund,

a series of Virtus Opportunities Trust

Supplement dated October 19, 2020 to the Summary and

Statutory Prospectuses and Statement of Additional Information (“SAI”) dated January 28, 2020, as supplemented

Important Notice to Investors Regarding the Special Meeting of Shareholders

Adjournment of the Virtual Special Shareholder Meeting

On June 18, 2020, it was announced that the Board of Trustees of Virtus Opportunities Trust (the “Board”), on behalf of Virtus Rampart Sector Trend Fund (the “Fund”), and of Virtus Equity Trust on behalf of Virtus Tactical Allocation Fund, unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) relating to the proposed merger of the Fund, a series of Virtus Opportunities Trust, with and into Virtus Tactical Allocation Fund, a series of Virtus Equity Trust. The effectiveness of this transaction is subject to the satisfaction of a number of conditions, including approval by shareholders of the Fund.

The Special Shareholder Meeting that was held virtually on October 14, 2020 is adjourned until October 23, 2020 at 2:00 p.m. Eastern Time. Shareholders as of the close of business on the record date, July 27, 2020, are entitled to attend the Adjourned Special Meeting virtually (the “Adjourned Meeting”). To participate in the Adjourned Meeting, shareholders must register in advance by visiting https://viewproxy.com/VirtusRampart/broadridgevsm/ and submitting the requested required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Fund’s proxy tabulator. Shareholders whose shares are registered directly with the Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s proxy card in order to register to participate in and vote at the Special Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly issued control number. We note that obtaining a legal proxy may take several days.

Whether or not you plan to participate in the virtual Adjourned Meeting, the Board urges you to vote and submit your proxy in advance of the meeting by one of the methods described in the Notice and Prospectus/Proxy Statement dated July 31, 2020.

If you have already voted, you do not need to take any action unless you wish to change your vote. Proxy voting forms already returned by shareholders will remain valid and will be voted at the Adjourned Meeting unless revoked. Information regarding how to vote your shares, or revoke your proxy or voting instructions, is available on pages 57-58 of the Notice and Prospectus/Proxy Statement.

All other disclosure concerning the Fund, including fees, expenses, investment objective, strategies and risks remains unchanged.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VOT 8020/Rampart Sector Trend Adjournment (10/2020)